Exhibit 99.1

CONTACTS: MEDIA: Brian E. Goerke (412) 762-4550 corporate.communications@pnc.com	INVESTORS: William H. Callihan (412) 762-8257 investor.relations@pnc.com

PNC TO REPAY TARP PREFERRED SHARES

Plans to Offer $3 Billion of Common Stock and Sell PNC Global Investment Servicing

Positions Company for Further Growth

PITTSBURGH, Feb. 2, 2010 – The PNC Financial Services Group, Inc. (NYSE: PNC) today announced that it reached an agreement with its banking regulators and the U.S. Treasury permitting it to redeem the $7.6 billion of preferred shares held by the U.S. Treasury under the Troubled Asset Relief Program (TARP) Capital Purchase Program. PNC also announced plans to offer $3.0 billion of its common stock. The common stock offering and the previously announced plan to sell PNC Global Investment Servicing, Inc. are part of the agreement. Additionally, PNC plans to offer senior notes to provide additional liquidity in connection with the redemption.

As previously announced, PNC signed a definitive agreement to sell PNC Global Investment Servicing, a leading provider of global fund processing products and services, to BNY Mellon (NYSE: BK) for $2.3 billion in cash. The transaction is currently anticipated to close in the third quarter of 2010, subject to regulatory approvals and certain other closing conditions. Upon completion of the sale, PNC expects to report an after-tax gain of approximately $.5 billion and an increase in Tier 1 common capital of approximately $1.6 billion after the release of capital of $1.1 billion primarily related to goodwill and other intangible assets.

The completion of the sale of PNC Global Investment Servicing, the proposed offering of common stock and the redemption of the TARP preferred shares are estimated to result in a net increase of approximately $4.3 billion in Tier 1 common capital. As a result, on a pro forma basis at December 31, 2009, PNC’s Tier 1 common capital ratio would have increased by approximately 200 basis points to an estimated 8.0 percent and the Tier 1 risk-based capital ratio would have been an estimated 10.3 percent.

“With signs of an improving economic environment and stabilizing financial system, we believe now is the appropriate time for us to redeem the preferred shares held by the U.S. Treasury. As a result, we are pleased to have reached an agreement with our regulators to return the taxpayers’ investment in PNC,” said James E. Rohr, chairman and chief executive officer. “These strategic actions are expected to improve the quality of our capital and position us for further growth. Collectively, we believe these actions are in the best interests of our shareholders, customers and employees.”

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PNC to Repay TARP Preferred Shares– Page 2

Subject to market conditions, PNC plans to offer senior notes in an aggregate amount of $1.5 billion to $2.0 billion. The debt offering is expected to provide additional parent company liquidity in connection with the redemption of the TARP preferred shares, which is anticipated to occur during February 2010.

Upon redemption of the TARP preferred shares, an unaccreted original issuance discount, which was $250 million at December 31, 2009, will reduce net income attributable to common shareholders and earnings per share, but not net income. A warrant issued in connection with the TARP preferred shares under the TARP Capital Purchase Program will continue to be held by the U.S. Treasury. The warrant enables the U.S. Treasury to purchase up to approximately 16.9 million shares of PNC common stock at an exercise price of $67.33 per share until its expiration on December 31, 2018. To the extent the PNC Global Investment Servicing transaction has not been completed by November 1, 2010, PNC agreed with its regulators that it would raise additional common equity in an amount between approximately $700 million and $1.6 billion either through the sale of other assets or the issuance of additional common stock.

J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated will act as joint bookrunning managers for the $3.0 billion common stock offering. In connection with the proposed offering, the underwriters are expected to be granted an over-allotment option to buy up to an additional approximately $450 million of common stock, exercisable within 30 days from the date of the offering.

PNC has filed a registration statement (including a prospectus) (File No. 333-164364) with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents PNC has filed with the SEC for more complete information about PNC and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies of the prospectus may be obtained from J.P. Morgan Securities Inc. toll free at (866) 803-9204 or Morgan Stanley & Co. Incorporated toll free at (800) 718-1649.

This news release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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CONFERENCE CALL AND SUPPLEMENTAL INFORMATION

PNC Chairman and Chief Executive Officer James E. Rohr and Executive Vice President and Chief Financial Officer Richard J. Johnson will hold a conference call for investors today at 5:15 p.m. Eastern Time regarding these announcements. Dial-in numbers for the conference call are (800) 990-2718 or (706) 643-0187 (international), conference ID 54701630. The related presentation slides to accompany the conference call remarks may be found at www.pnc.com/investorevents.

The PNC Financial Services Group, Inc. (www.pnc.com) is one of the nation’s largest diversified financial services organizations providing retail and business banking; residential mortgage banking; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management; asset management and global fund services. The information contained on the PNC Web site is not a part of this news release.

Cautionary Statement Regarding Forward-Looking Information

We make statements in this news release and in the conference call regarding this news release, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.

Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this news release or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

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Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:

—	Changes in interest rates and valuations in the debt, equity and other financial markets;
—	Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
—	Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
—	Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
—	Changes in levels of unemployment; and
—	Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
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A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

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Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.

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Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.

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These statements are based on our current expectations that interest rates will remain low in the first half of 2010 but will move upward in the second half of the year and our view that the modest economic recovery that began last year will extend through 2010.

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Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:

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Changes resulting from legislative and regulatory responses to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program;

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Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;

—	Increased litigation risk from recent regulatory and other governmental developments;
—	Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental inquiries;
—	The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
—	Changes in accounting policies and principles; and
—	Changes to regulations governing bank capital, including as a result of the so-called “Basel 3” initiative.
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If we do not redeem the Series N Preferred Stock we issued to the US Department of the Treasury, such securities may limit our ability to return capital to our shareholders and are dilutive to our common shares. If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.

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Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.

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The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.

•	Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•	Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•	Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
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Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.

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Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.

In addition, our acquisition of National City Corporation (“National City”) on December 31, 2008 presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC. These risks and uncertainties include the following:

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The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

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Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently. Specifically, we may incur more credit losses from National City’s loan portfolio than expected. Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.

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Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.

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Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which includes conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses. PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.

In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.

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